SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2011

GMV WIRELESS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-158184	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
345 S. End Avenue, #7P New York, NY 10280
(Address of principal executive offices)
212.786.1290
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GMV Wireless Inc.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2011, the Company entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, AmeriSure Pharmaceuticals LLC, a Delaware limited liability company, (“AmeriSure”), Mackie Barch, the Managing Member of AmeriSure, who presently owns 100% of the membership interests in AmeriSure (the “Membership Interests”), and the Majority Shareholder of the Company (the “Majority Shareholder”). Pursuant to the terms and conditions of the Share Exchange Agreement, (i) AmeriSure shall exchange 100% of the Membership Interests for eight million five hundred thousand (8,500,000) newly issued shares of the Company’s common stock par value $0.001 per share, and a one-time transfer of twenty million (20,000,000) shares from the Majority Shareholder, resulting in the acquisition of AmeriSure by the Company. Additionally, pursuant to the Share Exchange Agreement, the Majority Shareholder shall cancel sixteen million (16,000,000) shares of the Company’s common stock that he currently owns.

The Share Exchange Agreement contains customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions including but not limited to (i) all of the parties obtaining all necessary consents and approvals, (ii) AmeriSure’s entry into definitive documents memorializing AmeriSure’s acquisition of Global Nutritional Research LLC, a Maryland limited liability company, and (iii) the successful completion of any and all AmeriSure audits necessary for completion of the Share Exchange Agreement. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability. The foregoing summary description of the terms of the Share Exchange Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Share Exchange Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Share Exchange Agreement with AmeriSure executed on May 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 16, 2011

GMV WIRELESS, INC.

By: /s/ Mark Simon

Mark Simon

Chief Executive Officer